EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL

FINANCIAL OFFICER OF ZHANLING INTERNATIONAL LIMITED (FORMERLY KNOWN AS ODENZA CORP.)

In connection with the accompanying Quarterly Report on Form 10-Q of Zhanling International Ltd. (formerly known as Odenza Corp.) for the quarter ended March 31, 2024, the undersigned, YongQing Liu, President and Chief Executive Officer and Chairman of Board of Directors of Zhanling International Ltd. (formerly known as Odenza Corp.), does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 fairly presents, in all material respects, the financial condition and results of operations of Odenza Corp.

Date: May 14, 2024	By:	/s/ YongQing Liu
YongQing Liu
Chief Executive Officer, President and Chairman of the Board of Directors